CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Merger Fund VL, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Merger Fund VL for the period ended December 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Merger Fund VL.


/s/Frederick W. Green               /s/Bonnie L. Smith
-----------------------------       -----------------------------
Frederick W. Green                  Bonnie L. Smith
President, The Merger Fund VL       Treasurer, The Merger Fund VL

Dated:  March 1, 2005               Dated:  March 1, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Merger Fund VL for purposes of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to The Merger Fund VL and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.